Expected credit losses	12 Months Ended
Dec. 31, 2020
Credit Loss [Abstract]
Expected credit losses
Note 11 - Expected credit losses

Set forth below is the allowance for expected credit losses as at December 31, 2020:

	Trade Receivables	Other Current Assets	Total
(In $ millions)
Adoption of ASU 2016-13 - Measurement of credit losses
Expected credit losses at the start of the period	1.0	1.9	2.9
Current-period provision for expected credit losses	1.2	—	1.2
Recoveries collected	(1.0)	—	(1.0)
Total	1.2	1.9	3.1
Upon adoption of ASU 2016-30, Current Expected Credit Losses, we recorded $2.9 million to retained earnings relating to an initial estimated allowance for contract losses, encompassing two customers. New provisions and recoveries of previous provisions are recorded in rig operating and maintenance expenses as and when they occur.